                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                               ASSET-BACKED ISSUER
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2006

                    Morgan Stanley Capital I Trust 2006 - HQ9
           (Exact name of issuing entity as specified in its charter)

                     Morgan Stanley Mortgage Capital I Inc.
                        LaSalle Bank National Association
                      Principal Commercial Funding II, LLC
            (Exact names of sponsors as specified in their charters)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)
      NEW YORK                    333-130684            Applied for, but not yet
  (State or Other           (Commission File Number     received from the I.R.S.
  Jurisdiction of                 of Depositor)
Incorporation of the                                         (I.R.S. Employer
  issuing entity)                                         Identification Number)

                                1585 Broadway
                                  2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Depositor's telephone number, including area code (212) 761-4000
--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.14e-4(c))

Item 8.01         Other Events

         On August 17, 2006, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement, dated as of August 1, 2006, by and between the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), J.E. Robert Company, Inc., as
special servicer (the "Special Servicer"), HSBC Bank USA, National Association,
as trustee (the "Trustee") and LaSalle Bank National Association, as paying agent (the "Paying Agent"), certificate registrar, authenticating agent and custodian of the Trust, providing for the Company's Commercial Mortgage
Pass-Through Certificates, Series 2006-HQ9. The Pooling and Servicing Agreement
is annexed hereto as Exhibit 99.1.

         On August 17, 2006, in connection with the Pooling and Servicing
Agreement, the Master Servicer entered into a Primary Servicing Agreement, dated as of August 1, 2006 (the "Primary Servicing Agreement"), by and between the
Master Servicer and Principal Global Investors, LLC, as the primary servicer.
The Primary Servicing Agreement is annexed hereto as Exhibit 99.2.

         On August 8, 2006, Morgan Stanley Capital I Inc. (the "Company")
entered into (a) a Mortgage Loan Purchase Agreement, dated as of August 8, 2006, by and between the Company, as purchaser, and Morgan Stanley Mortgage Capital
Inc. (the "Morgan MLPA"), (b) a Mortgage Loan Purchase Agreement, dated as of
August 8, 2006, by and between the Company, as purchaser, and LaSalle Bank
National Association (the "LaSalle MLPA"), and (c) a Mortgage Loan Purchase
Agreement, dated as of August 8, 2006, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC (the "Principal II MLPA"), each in connection with the Company's Commercial Mortgage Pass-Through Certificates,
Series 2006-HQ9. The LaSalle MLPA is annexed hereto as Exhibit 99.3. The
Principal II MLPA is annexed hereto as Exhibit 99.4. The Morgan MLPA is annexed hereto as Exhibit 99.5.

         On August 8, 2006, the Company, Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated entered into an Underwriting
Agreement, dated as of August 8, 2006 (the "Underwriting Agreement"). The
Underwriting Agreement is annexed hereto as Exhibit 99.6.

Section 9  Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

           (a)  Financial Statements of Business Acquired
                Not applicable.

           (b)  Pro Forma Financial Information Not
                applicable.

           (c)  Exhibits:

Exhibit No.     Description
-----------     -----------

99.1            Pooling and Servicing Agreement, dated as of August 1, 2006, by and between Company, the Master Servicer, the Special Servicer, the Trustee and the Paying Agent.

99.2            Primary Servicing Agreement, dated as of August 1, 2006, by and between the Master Servicer and Principal Global Investors, LLC.

99.3            Mortgage Loan Purchase Agreement, dated as of August 8, 2006, by and between the Company and LaSalle Bank National Association.

99.4            Mortgage Loan Purchase Agreement, dated as of August 8, 2006, by and between the Company and Principal Commercial Funding II,
                LLC.

99.5            Mortgage Loan Purchase Agreement, dated as of August 8, 2006, by and between the Company and Morgan Stanley Mortgage Capital Inc.

99.6            Underwriting Agreement, dated as of August 8, 2006, by and among the Company, Morgan Stanley & Co. Incorporated, LaSalle
                Financial Services, Inc. Greenwich Capital Markets, Inc. and
                Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 1, 2006

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
    ------------------------
     Name: Anthony J. Sfarra
     Title: Vice President